UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2014

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On March 12, 2014, Keryx Biopharmaceuticals, Inc. (“Keryx”) issued a press release announcing its results of operations for the fourth quarter and year ended December 31, 2013. Keryx also announced that on Thursday, March 13, 2014 at 8:30am EDT, Keryx will host an investor conference call to discuss the Company’s fourth quarter and year-end 2013 financial results and provide a business outlook for 2014. A copy of such press release is being furnished as Exhibit 99.1 to this report.

Item 8.01 Other Events.

On March 10, 2014, Keryx issued a press release announcing that it has submitted a Marketing Authorization Application to the European Medicines Agency, seeking the approval of Zerenex™ (ferric citrate coordination complex) as a treatment for hyperphosphatemia in patients with chronic kidney disease (“CKD”), including dialysis- and non-dialysis dependent CKD. A copy of such press release is being furnished as Exhibit 99.2 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: March 12, 2014

	By:	/s/ James F. Oliviero
James F. Oliviero, CFA
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 12, 2014.

99.2	Press Release dated March 10, 2014.